EXHIBIT 10(A)

             THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN

                                    ARTICLE I

                                  INTRODUCTION

          1.1. NAME OF PLAN. The name of the Plan is the "Interpublic Outside Directors' Stock Incentive Plan."

          1.2. PURPOSE OF PLAN. The Plan is being established to attract, retain and compensate for service highly qualified individuals to serve as members of the Board of Directors of the Corporation, but not current employees of the Corporation or any of its Subsidiaries, and to enable them to increase their ownership in the Corporation's Common Stock. The Plan will be beneficial to the Corporation and its stockholders since it will allow these directors to have a greater personal financial stake in the Corporation through the ownership of the Corporation's Common Stock, in addition to strengthening their common interest with stockholders in increasing the value of the Corporation's Common Stock longer term.

          1.3. EFFECTIVE DATE. The effective date of the Plan is June 1, 1994, or such later date as stockholder approval is obtained.


                                   ARTICLE II

                                   DEFINITIONS

          When used in capitalized form in the Plan, the following terms shall have the following meanings, unless the context clearly indicates otherwise:

          ACT. "Act" means the Securities Exchange Act of 1934, as currently in effect or hereafter amended.

          COMMITTEE. "Committee" means the directors of the Corporation who are not Outside Directors.

          COMMON STOCK. "Common Stock" means shares of the Corporation's $.10 par value common stock.

          CORPORATION. "Corporation" means The Interpublic Group of Companies, Inc.

          FAIR MARKET VALUE. "Fair Market Value" means the mean of the high and low prices at which the Common Stock of the Corporation is traded on the date in question, as reported on the composite tape for New York Stock Exchange issues.

          OPTION. "Option" means a right to purchase Common Stock under the Plan.

          OPTION PERIOD. "Option Period" means the period beginning on the third anniversary of the date of grant of an Option and ending on the tenth anniversary of the date of grant.

          OUTSIDE DIRECTORS. "Outside Directors" means members of the Board of Directors of the Corporation who are not employees of the Corporation or any of its Subsidiaries.

          PLAN. "Plan" means the Interpublic Outside Directors' Stock Incentive Plan, as amended from time to time.

          RESTRICTED SHARES. "Restricted Shares" means shares of Common Stock granted pursuant to Article VIII hereof and subject to the restrictions and other terms and conditions set forth in the Plan.

          RESTRICTION PERIOD. "Restriction Period" with respect to any Restricted Shares means the period beginning on the date on which such Restricted Shares are granted and ending on the fifth anniversary of the date of grant.

          SUBSIDIARY. "Subsidiary" means a subsidiary of the Corporation that meets the definition of a "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended.


                                   ARTICLE III

                                   ELIGIBILITY

          3.1. CONDITION. An individual who is an Outside Director on or after June 1, 1994 shall be eligible to participate in the Plan.


                                   ARTICLE IV

                                SHARES AVAILABLE

          4.1. NUMBER OF SHARES AVAILABLE. An aggregate of Two Hundred Thousand (200,000) shares of Common Stock are available for issuance under the Plan pursuant to awards of Options and Restricted Shares. Such shares of Common Stock may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

          4.2. ADJUSTMENTS. The number of shares of Common Stock of the Corporation reserved for awards of Options and Restricted Shares under the Plan, the number of shares comprising awards of Restricted Shares, and the exercise price and the number of shares issuable under any outstanding Options, shall be subject to proportionate adjustment by the Committee to the extent required to prevent dilution or enlargement of the rights of the grantee in the event of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares or other similar event. All determinations made by the Committee with respect to adjustment under this
Section 4.2 shall be conclusive and binding for all purposes of the Plan.

          4.3 EFFECT OF STOCK SPLITS, ETC. ON RESTRICTED SHARES. Any shares of Common Stock of the Corporation received by a grantee as a stock dividend on Restricted Shares, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations, or other events affecting
Restricted Shares, shall have the same status, be subject to the same restrictions, and bear the same legend as the shares with respect to which they were issued.


                                    ARTICLE V

                                GRANTS OF OPTIONS

          5.1. OPTIONS. The only types of options which may be granted under the Plan are non-qualified stock options.

          5.2. ANNUAL GRANT. Each year on the first Friday in the month of June, each Outside Director then serving shall automatically receive an Option covering 2,000 shares of Common Stock of the Corporation. Notwithstanding the foregoing, if, on that first Friday, the General Counsel of the Corporation determines, in his or her sole discretion, that the Corporation is in possession of material, undisclosed information about the Corporation, then the annual grant of Options to Outside Directors shall be suspended until the second day after public dissemination of such information. If Common Stock of the Corporation is not traded on the New York Stock Exchange on any date a grant would otherwise be made, then the grant shall be as of the next day thereafter on which Common Stock of the Corporation is so traded.

          5.3. OPTION PRICE. The exercise price per share of the Option shall be the Fair Market Value of the Common Stock on the date of the grant.


                                   ARTICLE VI

                                  OPTION PERIOD

          6.1. DURATION. An Option granted under the Plan shall become exercisable three years after the date of grant and shall expire ten years after the date of grant, unless it is sooner terminated pursuant to Section 9.1 of the Plan.


                                   ARTICLE VII

                        PAYMENT UPON EXERCISE OF OPTIONS

          7.1. EXERCISE PRICE. The exercise price of an Option shall be paid in cash in U.S. Dollars on the date of exercise.


                                  ARTICLE VIII

                                RESTRICTED SHARES

          8.1. GRANTS. On the first Friday in June 1996, and on the first Friday in June every five years thereafter during the term of the Plan, the Corporation shall grant Two Thousand (2,000) Restricted Shares to each person who is serving as an Outside Director as of such date.

          8.2 ADDITIONAL RESTRICTIONS. Each Restricted Share granted under the Plan shall be subject to the following terms and conditions:

               A. Rights with Respect to Shares.

                  A grantee to whom Restricted Shares have been granted under the Plan shall have absolute ownership of such shares, including the right to vote the same and to receive dividends thereon, subject, however, to the terms, conditions, and restrictions described in the Plan. The grantee's absolute ownership shall become effective only after he or she has received a certificate or certificates for the number of shares of Common Stock awarded, or after he or she has received notification that such certificate or certificates are being held in custody for him or her.

               B. Restrictions.

                  Until the expiration of the Restriction Period therefor, Restricted Shares shall be subject to the following conditions:

                  (i)   Restricted   Shares   shall   not  be  sold,   assigned,
transferred, pledged, hypothecated, or otherwise disposed of; and

                  (ii) if the grantee ceases to serve as an Outside Director for any reason, then, except as otherwise provided in Section 9.2 of the Plan, any Restricted Shares for which the Restriction Period has not lapsed that had been delivered to, or held in custody for, the grantee shall be returned to the Corporation forthwith, and all the rights of the grantee with respect to such shares shall immediately terminate without any payment of consideration by the Corporation.

               C. Lapse of Restrictions.

                  Except as otherwise set forth in Section 9.2 of the Plan, the restrictions set forth in Paragraph B of this Section 8.2 for Restricted Shares shall lapse at the end of the Restriction Period with respect to such shares.

               D. Tax Assistance Payments.

                  When the restrictions set forth in Paragraph B hereof lapse, the Committee may, in its discretion, direct the Corporation to make cash payments to assist the grantee in satisfying his federal income tax liability with respect to the Restricted Shares. Such payments may be made only to those grantees whose performance the Committee determines to have been fully satisfactory between the date on which the Restricted Shares were granted and the date on which such restrictions lapse. The Committee may, in its discretion, estimate the amount of the federal income tax in accordance with methods or criteria uniformly applied to grantees similarly situated, without regard to the individual circumstances of a particular grantee.

               E. Restrictive Legends; Certificates May be Held in Custody.

                  Certificates evidencing Restricted Shares shall bear an appropriate legend referring to the terms, conditions, and restrictions described in the Plan. Any attempt to dispose of such Restricted Shares in contravention of the terms, conditions, and restrictions described in the Plan shall be ineffective. The Committee may enact rules that provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody, until the restrictions thereon shall have lapsed.


                                   ARTICLE IX

                     CESSATION OF SERVICE, RETIREMENT, DEATH

          9.1. OPTIONS.

               (A)  Options Granted Prior to June 1, 1996.

                    (i) With respect to each grantee who was first elected or appointed as an Outside Director on or after January 1, 1995, and who ceases to be an Outside Director for any reason other than death, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee for ninety days following the date of cessation of service, but in no event after the expiration of the Option Period.

                    (ii) With respect to each grantee who was first elected or appointed as an Outside Director prior to January 1, 1995: (A) if such grantee ceases to serve as an Outside Director (other than because of his or her death) and, as of the date of such cessation of service is eligible for a benefit under the Interpublic Outside Directors' Pension Plan, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee for sixty months following the date of retirement from the Board, but in no event after the expiration of the Option Period, and (B) if such grantee ceases to serve as an Outside Director (other than because of his or her death) and, as of the date of such cessation of service is not eligible for a benefit under the Interpublic Outside Directors' Pension Plan, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee for ninety days following cessation of service, but in no event after the expiration of the Option Period.

                    (iii) Upon the death of a grantee while serving as an Outside Director, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of death shall be exercisable thirty-six months from date of death, but in no event after expiration of the Option Period, by the grantee's legal representatives, heirs or beneficiaries.

               (B)  Options Granted On or After June 1, 1996.

                    With respect to each grantee who receives a grant of Options on or after June 1, 1996, and who ceases to be an Outside Director for any reason (including without limitation death), such Options which have been granted on or after June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee or the grantee's legal representatives, heirs or beneficiaries for thirty-six months following the date of cessation of service, but in no event after the expiration of the Option Period.

          9.2. RESTRICTED SHARES. Upon a grantee's cessation of service as an Outside Director for any reason (including death), on or after the first anniversary of the date on which the Restricted Shares were granted, the Restriction Period shall lapse on the date of the grantee's cessation of service with respect to a fraction of the Restricted Shares awarded to such grantee. The numerator of the fraction shall be the number of months that have elapsed since the Restricted Shares were granted, and the denominator of the fraction shall be the number of months in the Restriction Period; provided that in the case of a fractional month, a period of fifteen days or more shall be treated as a full month, and a period of less than fifteen days shall be disregarded.

          9.3. FORFEITURE.

               (A) If an Option is not exercisable on the date on which the grantee ceases to serve as an Outside Director, or if an Option is not exercised in full before it ceases to be exercisable in accordance with Article VI hereof and the preceding provisions of this Article IX, the Option shall, to the extent not previously exercised, thereupon be forfeited.

               (B) If a grantee's interest in any Restricted Shares shall be terminated pursuant to Section 8.2B of the Plan, he or she shall forthwith deliver to the Secretary or any Assistant Secretary of the Corporation the certificates for such shares, accompanied by such instrument of transfer as may be required by the Secretary or any Assistant Secretary of the Corporation.


                                    ARTICLE X

              ADMINISTRATION, AMENDMENT AND TERMINATION OF THE PLAN

          10.1. ADMINISTRATION. The Plan shall be administered by the Committee.

          10.2. AMENDMENT AND TERMINATION. The Plan may be terminated or amended by the Committee as it deems advisable. However, an amendment revising the size or frequency of awards of Options or Restricted Shares, the duration of the

Restriction Periods for Restricted Shares, or the exercise price, date of exercisability or Option Period of an Option shall not be made more frequently than every six months unless necessary to comply with the Internal Revenue Code of 1986, as amended. No amendment may revoke or alter in a manner unfavorable to the grantees any Options or Restricted Shares then outstanding, nor may the Committee amend the Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Act or any other requirement of any applicable law or regulation.

          10.3. EXPIRATION OF THE PLAN. Options or Restricted Shares may not be granted under the Plan after June 7, 2004, but Options granted prior to that date shall continue to become exercisable and may be exercised according to the terms of the Plan.


                                   ARTICLE XI

                               NONTRANSFERABILITY

          11.1. OPTIONS NOT TRANSFERABLE. No Options granted under the Plan are transferable other than by will or the laws of descent and distribution. During the grantee's lifetime, an Option may be exercised only by the grantee or the grantee's guardian or legal representative.


                                   ARTICLE XII

                         COMPLIANCE WITH SEC REGULATIONS

          12.1. RULE 16B-3. It is the Corporation's intent that the Plan comply in all respects with new Rule 16b-3 under the Act and that the Plan qualify as a formula plan meeting the conditions of paragraph (c)(2)(ii) of new Rule 16b-3. If any provision of the Plan is found not to be in compliance with the Rule, or the Plan is found not to qualify as such formula plan, any provision which is not in compliance or does not qualify shall be deemed to be null and void. All grants and exercises of Options, and grants of Restricted Shares, under the Plan shall be executed in accordance with the requirements of Section 16 of the Act and any regulations promulgated thereunder.


                                  ARTICLE XIII

                               RIGHTS OF DIRECTORS

          13.1. RIGHTS TO AWARDS. Except as provided in the Plan, no Outside Director shall have any claim or right to be granted an award under the Plan. Neither the Plan nor any action thereunder shall be construed as giving any Outside Director any right to be retained in the services of the Corporation in any capacity.



                                                          Restated and Amended
                                                          Through March 31, 2000

                                                                   EXHIBIT 10(B)

                             SUPPLEMENTAL AGREEMENT

               SUPPLEMENTAL AGREEMENT made as of April 1, 2000 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and JOHN J. DOONER (hereinafter referred to as "Executive").

                              W I T N E S S E T H;
                              -------------------

               WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of January 1, 1994 as amended by a Supplemental Agreement made as of July 1, 1995, September 1, 1997 and January 1, 1999 (hereinafter referred collectively as the "Employment Agreement"); and

               WHEREAS, the Corporation and Executive desire to amend the Agreement;

               NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


               1.   Paragraph  3.01  of  the  Employment   Agreement  is  hereby
                    amended, effective as of April 1, 2000, so as to delete "$850,000" and substitute "$1,250,000"

               2. Except as herein above amended, The Employment Agreement shall continue in full force and effect.

               3. This Supplemental Agreement shall be governed by the laws of the State of New York.


                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                        By:  /s/ C. Kent Kroeber
                                             -------------------
                                               C. Kent Kroeber



                                             /s/ John J. Dooner
                                             -------------------
                                               John J. Dooner

                                                                   EXHIBIT 10(C)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

               SUPPLEMENTAL AGREEMENT made as of April 1, 2000 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and SEAN ORR (hereinafter referred to as "Executive").

                              W I T N E S S E T H;
                              -------------------


               WHEREAS,   the  Corporation  and  Executive  are  parties  to  an
Employment Agreement made as of April 27, 1999 and

               WHEREAS, the Corporation and Executive desire to amend the Agreement;

               NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

               1.   Paragraph  3.01  of  the  Employment   Agreement  is  hereby
                    amended, effective as of April 1, 2000, so as to delete "Five Hundred Thousand Dollars ($500,000)" and substitute "Six Hundred Thousand Dollars ($600,000)".

               2.   Except as herein above  amended,  The  Employment  Agreement
                    shall   continue   in  full  force  and   effect.

               3. This Supplemental Agreement shall be governed by the laws of the State of New York.



                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                        By:  /s/ C. Kent Kroeber
                                             -------------------
                                               C. Kent Kroeber



                                             /s/ Sean F. Orr
                                             -------------------
                                               Sean F. Orr